Exhibit 99.1

Hain Celestial Reports Fiscal Second Quarter 2026 Financial Results

Net cash provided by operations in the quarter +20% year-over-year,

demonstrating strong cash delivery

HOBOKEN, N.J., February 9, 2026 — The Hain Celestial Group, Inc. (Nasdaq: HAIN), a leading global health and wellness company whose purpose is to inspire healthier living through better-for-you brands, today reported financial results for its fiscal second quarter ended December 31, 2025.

“We demonstrated meaningful strategic and operational progress in the second quarter and are advancing our turnaround strategy with urgency. We took bold steps to sharpen our portfolio and strengthen our balance sheet through the divestiture of our North American snack business, giving us greater financial flexibility alongside an improved margin and cash flow profile. Our core categories are stable, our operational execution is improving, and we demonstrated strong cash delivery in the quarter. The actions underway across simplification, pricing, innovation, and productivity provide a clear path to sequential improvement in the back half of the year. We remain confident in our path forward,” stated Alison Lewis, President and CEO.

FINANCIAL HIGHLIGHTS*

Summary of Fiscal Second Quarter Results Compared to the Prior Year Period

•
Net sales were $384 million, down 7% year-over-year.
o
Organic net sales decreased 7% compared to the prior year period.
▪
The decrease in organic net sales was comprised of a 9-point decrease in volume/mix, partially offset by a 2-point increase in pricing.
•
Gross profit margin was 19.4%, a 330-basis point decrease from the prior year period.
o
Adjusted gross profit margin was 19.5%, a 340-basis point decrease from the prior year period.
•
Net loss was $116 million, compared to a net loss of $104 million in the prior year period.
o
Net loss included pre-tax non-cash impairment charges of $132 million ($131 million after-tax) related to goodwill and certain intangible assets.
o
Adjusted net loss was $3 million, compared to adjusted net income of $8 million in the prior year period.
•
Adjusted EBITDA was $24 million, compared to $38 million in the prior year period.
•
Loss per diluted share was $1.28, compared to a loss per diluted share of $1.15 in the prior year period.
o
Adjusted loss per diluted share was $0.03, compared to adjusted earnings per diluted share of $0.08 in the prior year period.

________________________________

*This press release includes certain non-GAAP financial measures, which are intended to supplement, not substitute for, comparable GAAP financial measures. Reconciliations of non-GAAP financial measures to GAAP financial measures and other non-GAAP financial calculations are provided in the tables included in this press release.

Cash Flow and Balance Sheet Highlights

•
Net cash provided by operating activities was $37 million in the fiscal second quarter, compared to $31 million in the prior year period.
•
Free cash flow was $30 million in the fiscal second quarter, compared to $25 million in the prior year period.
•
Total debt was $705 million at the end of the fiscal second quarter, in line with $705 million at the beginning of the fiscal year.
•
Net debt was $637 million at the end of the fiscal second quarter, compared to $650 million at the beginning of the fiscal year.
•
The company ended the fiscal second quarter with a net secured leverage ratio of 4.9x as calculated under our credit agreement.

SEGMENT HIGHLIGHTS

The company operates under two reportable segments: North America and International.

	Net Sales
	Q2 FY26					Q2 FY26 YTD
	$ Millions	Reported Growth Y/Y	M&A/Exit Impact[1]	FX Impact	Organic Growth Y/Y	$ Millions	Reported Growth Y/Y	M&A/Exit Impact[1]	FX Impact	Organic Growth Y/Y
North America	198	-14%	-3%	0%	-10%	402	-13%	-4%	0%	-9%
International	186	2%	0%	5%	-3%	350	1%	0%	5%	-3%

Total	384	-7%	-2%	2%	-7%	752	-7%	-2%	2%	-6%
* May not add due to rounding

[1] Reflects the impact within reported net sales growth of the following items that are excluded from organic net sales growth: net sales from divested brands (ParmCrisps® snacks brands), held for sale businesses (Personal Care), discontinued brands, and exited product categories.

North America

Fiscal second quarter organic net sales decreased by 10% year-over-year, primarily driven by snacks and baby formula, partially offset by growth in beverages.

Segment gross profit and adjusted gross profit were each $41 million in the fiscal second quarter, representing decreases of 28% and 29%, respectively, from the prior year period. Gross margin was 20.6%, a 420-basis point decrease from the prior year period, and adjusted gross margin was 20.8%, a 440-basis point decrease from the prior year period. The decreases in margin were primarily driven by lower volume/mix, cost inflation, and unfavorable fixed cost absorption, partially offset by productivity savings and pricing.

Adjusted EBITDA in the fiscal second quarter was $11 million, compared to $25 million in the prior year period, a decrease of 57%. The decrease was primarily driven by lower gross margins, as discussed above, partially offset by a reduction in SG&A. Adjusted EBITDA margin was 5.5% of net sales compared to 11.0% of net sales in the prior year period.

International

Fiscal second quarter organic net sales decreased by 3% year-over-year, primarily driven by lower sales in baby & kids. This demonstrates sequential improvement from the 4% decrease year-over-year in organic net sales in the fiscal first quarter of 2026.

Segment gross profit and adjusted gross profit in the fiscal second quarter were both $34 million, each representing an 8% decrease from the prior year period. Gross margin and adjusted gross margin were both 18.1%, each representing a 200-basis point decrease from the prior year period. The decreases in margin were primarily driven by cost inflation, unfavorable fixed cost absorption, and lower volume/mix, partially offset by productivity savings and pricing.

Adjusted EBITDA in the fiscal second quarter was $19 million, compared to $23 million in the prior year period, a decrease of 16%. The decrease was primarily driven by lower gross margins, as discussed above. Adjusted EBITDA margin was 10.2% compared to 12.4% in the prior year period.

CATEGORY HIGHLIGHTS

	Net Sales
	Q2 FY26					Q2 FY26 YTD
	$ Millions	Reported Growth Y/Y	M&A/Exit Impact[1]	FX Impact	Organic Growth Y/Y	$ Millions	Reported Growth Y/Y	M&A/Exit Impact[1]	FX Impact	Organic Growth Y/Y
Snacks	72	-20%	0%	0%	-20%	152	-20%	-1%	0%	-19%
Baby & Kids	54	-13%	0%	2%	-14%	109	-11%	-1%	2%	-12%
Beverages	75	7%	0%	4%	3%	134	6%	0%	4%	2%
Meal Prep	172	-3%	-5%	3%	-1%	332	-2%	-4%	3%	0%
Personal Care	12	-7%	n/a	n/a	n/a	25	-20%	n/a	n/a	n/a

Total	384	-7%	-2%	2%	-7%	752	-7%	-2%	2%	-6%
* May not add due to rounding

[1] Reflects the impact within reported net sales growth of the following items that are excluded from organic net sales growth: net sales from divested brands (ParmCrisps® snacks brands), held for sale businesses (Personal Care), discontinued brands, and exited product categories.

Snacks

The fiscal second quarter organic net sales decline of 20% year-over-year was driven by distribution losses and velocity challenges in North America.

Baby & Kids

The fiscal second quarter organic net sales decline of 14% year-over-year was driven primarily by industry-wide volume softness in purees in the UK and by formula in North America, which was lapping supply recovery from last year.

Beverages

The fiscal second quarter organic net sales increase of 3% year-over-year was driven by growth in tea in North America. This demonstrates acceleration from the 2% year-over-year growth in organic net sales in the fiscal first quarter of 2026.

Meal Prep

The fiscal second quarter organic net sales decline of 1% year-over-year was driven primarily by spreads and drizzles in the UK, partially offset by strength in yogurt in North America.

Conference Call and Webcast Information

Hain Celestial will host a conference call and webcast today at 8:00 AM ET to discuss its results and business outlook. The live webcast and accompanying presentation are available under the Investors section of the company’s corporate website at www.hain.com. Investors and analysts can access the live call by dialing 800-715-9871 or 646-307-1963. The conference ID is 5099081. Participation by the press and public in the Q&A session will be in listen-only mode. A replay of the call will be available shortly after the conclusion of the live call through Monday, February 16th, 2026, and can be accessed by dialing 800-770-2030 or 609-800-9909 and referencing the conference access ID: 5099081.

About The Hain Celestial Group, Inc.

Hain Celestial is a leading health and wellness company whose purpose is to inspire healthier living for people, communities and the planet through better-for-you brands. For more than 30 years, Hain Celestial has intentionally focused on delivering nutrition and well-being that positively impacts today and tomorrow. Headquartered in Hoboken, N.J., Hain Celestial's products across snacks, baby/kids, beverages and meal preparation are marketed and sold in over 70 countries around the world. Our leading brands include Garden Veggie Snacks™, Terra® chips, Garden of Eatin'® snacks, Hartley’s® jelly, Earth's Best® Organic and Ella's Kitchen® baby and kids foods, Celestial Seasonings® teas, Joya® and Natumi® plant-based beverages, The Greek Gods® yogurt, Cully & Sully®, Yorkshire Provender®, New Covent Garden® and Imagine® soups, among others. For more information, visit www.hain.com and LinkedIn.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward-looking statements. The words “believe,” “expect,” “anticipate,” “may,” “should,” “plan,” “intend,” “potential,” “will” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements include, among other things, our beliefs or expectations relating to our strategy, our future results of operations, our capital and cost structure, and the macroeconomic environment.

Risks and uncertainties that may cause actual results to differ materially from forward-looking statements include: challenges and uncertainty resulting from the impact of competition; changes to consumer preferences; our ability to execute our business strategy; the ability to satisfy the conditions to the closing of the contemplated disposition of our North American snacks business, which may include conditions outside of our control; our ability to successfully separate the North American snacks business and realize the benefits of the contemplated disposition; compliance with our credit agreement and our ability to refinance, retire and/or extend the maturity of the Company’s existing debt; our ability to manage our supply chain effectively; input cost inflation, including as a result of tariffs; reliance on independent contract manufacturers; disruption of operations at our manufacturing facilities; customer concentration; reliance on independent distributors; risks associated with operating internationally; risks associated with outsourcing arrangements; risks associated with geopolitical conflicts or events; our reliance on independent certification for a number of our products; our ability to attract and retain highly skilled people; risks related to tax matters; foreign currency exchange risk; general economic conditions; impairments in the carrying value of goodwill or other intangible assets; the reputation of our company and our brands; our ability to use and protect trademarks; cybersecurity incidents; disruptions to information technology systems; pending and future litigation, including litigation relating to Earth’s Best® baby food products; potential liability if our products cause illness or physical harm; the highly regulated environment in which we operate; our ability to manage our financial reporting and internal control systems and processes; compliance with data privacy laws; the adequacy of our insurance coverage; climate impacts; liabilities, claims or regulatory change with respect to environmental matters; and other risks and matters described in our most recent Annual Report on Form 10-K and our other filings from time to time with the U.S. Securities and Exchange Commission.

We undertake no obligation to update forward-looking statements to reflect actual results or changes in assumptions or circumstances, except as required by applicable law.

Non-GAAP Financial Measures

This press release and the accompanying tables include non-GAAP financial measures, including, among others, organic net sales; adjusted gross profit and its related margin; adjusted operating income and its related margin; adjusted net (loss) income and its related margin; diluted net (loss) income per common share, as adjusted; adjusted EBITDA and its related margin; free cash flow; and net debt. The reconciliations of historic non-GAAP financial measures to the comparable GAAP financial measures are provided in the tables below. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non-GAAP measures may not be the same as similar measures provided by other companies due to potential differences in methods of calculation and items being excluded. They should be read only in connection with the company’s consolidated financial statements presented in accordance with GAAP.

We define our non-GAAP financial measures as follows:

•
Organic net sales: net sales excluding the impact of acquisitions, divestitures, held for sale businesses, discontinued brands, exited product categories and foreign exchange. To adjust organic net sales for the impact of acquisitions, the net sales of an acquired business are excluded from fiscal quarters constituting or falling within the current period and prior period where the applicable fiscal quarter in the prior period did not include the acquired business for the entire quarter. To adjust organic net sales for the impact of divestitures, held for sale businesses, discontinued brands and exited product categories, the net sales of a divested business, held for sale business, discontinued brand or exited product category are excluded from all periods. To adjust organic net sales for the impact of foreign exchange, current period net sales for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average monthly exchange rates in effect during the corresponding period of the prior fiscal year, rather than at the actual average monthly exchange rate in effect during the current period of the current fiscal year.

•
Adjusted gross profit and its related margin: gross profit, before plant closure related costs, net.

•
Adjusted operating income and its related margin: operating loss before goodwill impairment, intangibles and long-lived asset impairment, productivity and transformation costs, costs associated with acquisitions, divestitures and other transactions, plant closure related costs, net, certain litigation expenses, net, and proceeds from insurance claim.

•
Adjusted net (loss) income and its related margin and diluted net (loss) income per common share, as adjusted: net loss, adjusted to exclude the impact of goodwill impairment, intangibles and long-lived asset impairment, productivity and transformation costs, costs associated with acquisitions, divestitures and other transactions, plant closure related costs, net, certain litigation expenses, net, proceeds from insurance claim, (gains) losses on sales of assets, unrealized currency losses (gains) and the related tax effects of such adjustments.

•
Adjusted EBITDA and its related margin: net loss before depreciation and amortization, equity in net loss of equity-method investees, net interest expense, income taxes, stock-based compensation, net, unrealized currency losses (gains), proceeds from insurance claim, certain litigation expenses, net, productivity and transformation costs, plant closure related costs, net, costs associated with acquisitions, divestitures and other transactions, (gains) losses on sales of assets, goodwill impairment and intangibles and long-lived asset impairment.

•
Free cash flow: net cash provided by operating activities less purchases of property, plant and equipment.

•
Net debt: total debt less cash and cash equivalents.

We believe that the non-GAAP financial measures presented provide useful additional information to investors about current trends in the company’s operations and are useful for period-over-period comparisons of operations. We provide:

•
Organic net sales to demonstrate the growth rate of net sales excluding the impact of acquisitions, divestitures, held for sale businesses, discontinued brands, and exited product categories and foreign exchange, and believe organic net sales is useful to investors because it enables them to better understand the growth of our business from period to period.

•
Adjusted results as important supplemental measures of our performance and believe they are frequently used by securities analysts, investors and other interested parties in the evaluation of our Company and companies in our industry.

•
Free cash flow as one factor in evaluating the amount of cash available for discretionary investments.

•
Net debt as a useful measure to monitor leverage and evaluate the balance sheet.

We discuss the Company’s net secured leverage ratio as calculated under our credit agreement as a measure of our financial condition, liquidity and compliance with our credit agreement. For a description of the material terms of our credit agreement and risks of non-compliance with our credit agreement, see “Liquidity and Capital Resources” under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in our most recent Annual Report on Form 10-K and our subsequent quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission.

Investor Relations Contact:

Alexis Tessier
Investor.Relations@hain.com

Media Contact:

Justin Godley

Justin.Godley@hain.com

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited and in thousands, except per share amounts)

	Second Quarter		Second Quarter Year to Date
	2026	2025	2026	2025

Net sales	$384,120	$411,485	$752,003	$806,081
Cost of sales	309,681	318,033	609,486	631,019
Gross profit	74,439	93,452	142,517	175,062
Selling, general and administrative expenses	60,903	70,155	126,415	141,483
Goodwill impairment	119,908	91,267	119,908	91,267
Intangibles and long-lived asset impairment	11,917	17,986	11,917	18,017
Productivity and transformation costs	5,234	4,190	13,453	9,208
Amortization of acquired intangible assets	1,199	1,753	2,411	3,933
Proceeds from insurance claim	(25,900)	-	(25,900)	-
Operating loss	(98,822)	(91,899)	(105,687)	(88,846)
Interest and other financing expense, net	15,662	12,800	31,161	26,546
Other (income) expense, net	(997)	(4,040)	(1,653)	1,252
Loss before income taxes and equity in net loss of equity-method investees	(113,487)	(100,659)	(135,195)	(116,644)
Provision for income taxes	2,386	2,728	1,130	6,251
Equity in net loss of equity-method investees	133	588	306	743
Net loss	$(116,006)	$(103,975)	$(136,631)	$(123,638)

Net loss per common share:
Basic	$(1.28)	$(1.15)	$(1.51)	$(1.37)
Diluted	$(1.28)	$(1.15)	$(1.51)	$(1.37)

Shares used in the calculation of net loss per common share:
Basic	90,655	90,132	90,482	89,997
Diluted	90,655	90,132	90,482	89,997

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Consolidated Balance Sheets
(unaudited and in thousands)

	December 31, 2025	June 30, 2025
ASSETS
Current assets:
Cash and cash equivalents	$68,017	$54,355
Accounts receivable, net	174,064	154,440
Inventories	215,742	248,731
Prepaid expenses and other current assets	76,435	43,169
Assets held for sale	30,137	29,603
Total current assets	564,395	530,298
Property, plant and equipment, net	250,500	264,730
Goodwill	378,042	500,961
Trademarks and other intangible assets, net	194,293	210,905
Operating lease right-of-use assets, net	67,348	71,171
Other assets	22,832	25,213
Total assets	$1,477,410	$1,603,278
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$198,475	$188,307
Accrued expenses and other current liabilities	103,190	68,426
Current portion of long-term debt	704,315	7,653
Liabilities related to assets held for sale	10,554	12,987
Total current liabilities	1,016,534	277,373
Long-term debt, less current portion	388	697,168
Deferred income taxes	40,923	40,332
Operating lease liabilities, noncurrent portion	61,683	65,284
Other noncurrent liabilities	27,637	48,116
Total liabilities	1,147,165	1,128,273
Stockholders' equity:
Common stock	1,135	1,125
Additional paid-in capital	1,241,446	1,238,402
Retained (deficit) earnings	(89,953)	46,678
Accumulated other comprehensive loss	(91,893)	(81,053)
	1,060,735	1,205,152
Less: Treasury stock	(730,490)	(730,147)
Total stockholders' equity	330,245	475,005
Total liabilities and stockholders' equity	$1,477,410	$1,603,278

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(unaudited and in thousands)

	Second Quarter		Second Quarter Year to Date
	2026	2025	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(116,006)	$(103,975)	$(136,631)	$(123,638)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	11,149	11,020	26,560	22,447
Deferred income taxes	(183)	(445)	(23)	(1,116)
Equity in net loss of equity-method investees	133	588	306	743
Stock-based compensation, net	1,051	3,573	3,054	6,449
Goodwill impairment	119,908	91,267	119,908	91,267
Intangibles and long-lived asset impairment	11,917	17,986	11,917	18,017
(Gain) loss on sale of assets	(1,142)	(1,626)	(2,028)	2,308
Other non-cash items, net	1,100	(1,583)	1,332	(498)
(Decrease) increase in cash attributable to changes in operating assets and liabilities:
Accounts receivable	(3,882)	2,467	(19,589)	(1,459)
Inventories	15,757	1,691	31,967	3,973
Other current assets	(29,023)	(5,211)	(33,126)	(7,682)
Other assets and liabilities	(291)	(669)	(3,149)	(90)
Accounts payable and accrued expenses	26,480	15,822	27,990	9,397
Net cash provided by operating activities	36,968	30,905	28,488	20,118
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property, plant and equipment	(6,988)	(6,382)	(12,215)	(12,139)
Proceeds from sale of assets	1,769	1,701	1,782	13,767
Investments and joint ventures, net	-	2,570	-	2,570
Net cash (used in) provided by investing activities	(5,219)	(2,111)	(10,433)	4,198
CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under bank revolving credit facility	45,000	50,000	113,000	109,000
Repayments under bank revolving credit facility	(55,000)	(60,000)	(109,500)	(121,000)
Repayments under term loan	(1,875)	(1,875)	(3,750)	(3,750)
Payments of other debt, net	(98)	(21)	(2,609)	(42)
Employee shares withheld for taxes	(273)	(956)	(343)	(1,258)
Net cash used in financing activities	(12,246)	(12,852)	(3,202)	(17,050)
Effect of exchange rate changes on cash	628	(16,595)	(1,191)	(5,373)
Net increase (decrease) in cash and cash equivalents	20,131	(653)	13,662	1,893
Cash and cash equivalents at beginning of period	47,886	56,853	54,355	54,307
Cash and cash equivalents at end of period	$68,017	$56,200	$68,017	$56,200

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Net Sales, Gross Profit and Adjusted EBITDA by Segment
(unaudited and in thousands)

	North America	International	Corporate/Other	Hain Consolidated
Net Sales
Net sales - Q2 FY26	$197,821	$186,299	$-	$384,120
Net sales - Q2 FY25	$229,289	$182,196	$-	$411,485
% change - FY26 net sales vs. FY25 net sales	(13.7)%	2.3%		(6.7)%

Gross Profit
Q2 FY26
Gross profit	$40,749	$33,690	$-	$74,439
Non-GAAP adjustments(1)	419	-	-	419
Adjusted gross profit	$41,168	$33,690	$-	$74,858
% change - FY26 gross profit vs. FY25 gross profit	(28.4)%	(7.8)%		(20.3)%
% change - FY26 adjusted gross profit vs. FY25 adjusted gross profit	(28.8)%	(7.8)%		(20.6)%
Gross margin	20.6%	18.1%		19.4%
Adjusted gross margin	20.8%	18.1%		19.5%

Q2 FY25
Gross profit	$56,926	$36,526	$-	$93,452
Non-GAAP adjustments(1)	858	-	-	858
Adjusted gross profit	$57,784	$36,526	$-	$94,310
Gross margin	24.8%	20.0%		22.7%
Adjusted gross margin	25.2%	20.0%		22.9%

Adjusted EBITDA
Q2 FY26
Adjusted EBITDA	$10,911	$18,998	$(5,627)	$24,282
% change - FY26 Adjusted EBITDA vs. FY25 Adjusted EBITDA	(56.9)%	(15.7)%	43.4%	(35.9)%
Adjusted EBITDA margin	5.5%	10.2%		6.3%

Q2 FY25
Adjusted EBITDA	$25,307	$22,526	$(9,940)	$37,893
Adjusted EBITDA margin	11.0%	12.4%		9.2%

(1)See accompanying tables "Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net (Loss) Income and Adjusted Net (Loss) Income per Diluted Share"

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Net Sales, Gross Profit and Adjusted EBITDA by Segment
(unaudited and in thousands)

	North America	International	Corporate/Other	Hain Consolidated
Net Sales
Net sales - Q2 FY26 YTD	$401,741	$350,262	$-	$752,003
Net sales - Q2 FY25 YTD	$460,429	$345,652	$-	$806,081
% change - FY26 net sales vs. FY25 net sales	(12.7)%	1.3%		(6.7)%

Gross Profit
Q2 FY26 YTD
Gross profit	$83,163	$59,354	$-	$142,517
Non-GAAP adjustments(1)	4,208	-	-	4,208
Adjusted gross profit	$87,371	$59,354	$-	$146,725
% change - FY26 gross profit vs. FY25 gross profit	(20.2)%	(16.2)%		(18.6)%
% change - FY26 adjusted gross profit vs. FY25 adjusted gross profit	(17.1)%	(16.2)%		(16.8)%
Gross margin	20.7%	16.9%		19.0%
Adjusted gross margin	21.7%	16.9%		19.5%

Q2 FY25 YTD
Gross profit	$104,210	$70,852	$-	$175,062
Non-GAAP adjustments(1)	1,187	-	-	1,187
Adjusted gross profit	$105,397	$70,852	$-	$176,249
Gross margin	22.6%	20.5%		21.7%
Adjusted gross margin	22.9%	20.5%		21.9%

Adjusted EBITDA
Q2 FY26 YTD
Adjusted EBITDA	$27,920	$31,553	$(15,459)	$44,014
% change - FY26 Adjusted EBITDA vs. FY25 Adjusted EBITDA	(26.1)%	(26.4)%	24.2%	(27.0)%
Adjusted EBITDA margin	6.9%	9.0%		5.9%

Q2 FY25 YTD
Adjusted EBITDA	$37,766	$42,896	$(20,394)	$60,268
Adjusted EBITDA margin	8.2%	12.4%		7.5%

(1)See accompanying tables "Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net (Loss) Income and Adjusted Net (Loss) Income per Diluted Share"

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Adjusted Gross Profit and Adjusted Operating Income
(unaudited and in thousands)

Reconciliation of Gross Profit, GAAP to Gross Profit, as Adjusted:
	Second Quarter		Second Quarter Year to Date
	2026	2025	2026	2025
Gross profit, GAAP	$74,439	$93,452	$142,517	$175,062
Adjustments to Cost of sales:
Plant closure related costs, net	419	858	4,208	1,187
Gross profit, as adjusted	$74,858	$94,310	$146,725	$176,249

Reconciliation of Operating Loss, GAAP to Operating Income, as Adjusted:
	Second Quarter		Second Quarter Year to Date
	2026	2025	2026	2025
Operating loss, GAAP	$(98,822)	$(91,899)	$(105,687)	$(88,846)
Adjustments to Cost of sales:
Plant closure related costs, net	419	858	4,208	1,187

Adjustments to Operating expenses(a):
Goodwill impairment	119,908	91,267	119,908	91,267
Intangibles and long-lived asset impairment	11,917	17,986	11,917	18,017
Productivity and transformation costs	5,234	4,190	13,453	9,208
Transaction and integration costs, net	1,009	(105)	3,182	(423)
Plant closure related costs, net	101	-	148	47
Certain litigation expenses, net(b)	(182)	1,020	645	1,847
Proceeds from insurance claim(c)	(25,900)	-	(25,900)	-
Operating income, as adjusted	$13,684	$23,317	$21,874	$32,304

(a) Operating expenses include amortization of acquired intangibles, selling, general and administrative expenses, goodwill impairment, intangibles and long-lived asset impairment and productivity and transformation costs.

(b) Expenses and items relating to securities class action, baby food litigation and SEC investigation.
(c) Represents a receivable under the Company's representation and warranty insurance related to one of its prior acquisitions, which was collected on January 2, 2026.

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Adjusted Net (Loss) Income and Adjusted Net (Loss) Income per Diluted Share
(unaudited and in thousands, except per share amounts)

Reconciliation of Net Loss, GAAP to Net (Loss) Income, as Adjusted:
	Second Quarter		Second Quarter Year to Date
	2026	2025	2026	2025
Net loss, GAAP	$(116,006)	$(103,975)	$(136,631)	$(123,638)
Adjustments to Cost of sales:
Plant closure related costs, net	419	858	4,208	1,187

Adjustments to Operating expenses(a):
Goodwill impairment	119,908	91,267	119,908	91,267
Intangibles and long-lived asset impairment	11,917	17,986	11,917	18,017
Productivity and transformation costs	5,234	4,190	13,453	9,208
Transaction and integration costs, net	1,009	(105)	3,182	(423)
Plant closure related costs, net	101	-	148	47
Certain litigation expenses, net(b)	(182)	1,020	645	1,847
Proceeds from insurance claim(c)	(25,900)	-	(25,900)	-

Adjustments to Interest and other expense, net(d):
(Gain) loss on sale of assets	(1,142)	(1,626)	(2,028)	2,308
Unrealized currency losses (gains)	139	(1,624)	404	(430)

Adjustments to Provision for income taxes:
Net tax impact of non-GAAP adjustments	1,768	(485)	717	4,308
Net (loss) income, as adjusted	$(2,735)	$7,506	$(9,977)	$3,698
Net loss margin	(30.2)%	(25.3)%	(18.2)%	(15.3)%
Adjusted net (loss) income margin	(0.7)%	1.8%	(1.3)%	0.5%

Diluted shares used in the calculation of net loss per common share:	90,655	90,132	90,482	89,997
Diluted shares used in the calculation of adjusted net (loss) income per common share:	90,655	90,392	90,482	90,233

Diluted net loss per common share, GAAP	$(1.28)	$(1.15)	$(1.51)	$(1.37)
Diluted net (loss) income per common share, as adjusted	$(0.03)	$0.08	$(0.11)	$0.04

(a) Operating expenses include amortization of acquired intangibles, selling, general and administrative expenses, goodwill impairment, intangibles and long-lived asset impairment and productivity and transformation costs.

(b) Expenses and items relating to securities class action, baby food litigation and SEC investigation.
(c) Represents a receivable under the Company's representation and warranty insurance related to one of its prior acquisitions, which was collected on January 2, 2026.
(d) Interest and other expense, net includes interest and other financing expenses, net, (gain) loss on sale of assets, unrealized currency losses (gains) and other expense, net.

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Organic Net Sales Growth by Segment
(unaudited and in thousands)

Q2 FY26	North America	International	Hain Consolidated
Net sales	$197,821	$186,299	$384,120
Less: Impact of held for sale businesses, discontinued brands and exited product categories	12,704	780	13,484
Less: Impact of foreign currency exchange	89	8,947	9,036
Organic net sales	$185,028	$176,572	$361,600

Q2 FY25
Net sales	$229,289	$182,196	$411,485
Less: Impact of divestitures, held for sale businesses, discontinued brands and exited product categories	22,932	785	23,717
Organic net sales	$206,357	$181,411	$387,768

Net sales (decline) growth	(13.7)%	2.3%	(6.7)%
Less: Impact of divestitures, held for sale businesses, discontinued brands and exited product categories	(3.4)%	0.1%	(2.2)%
Less: Impact of foreign currency exchange	0.0%	4.9%	2.2%
Organic net sales decline	(10.3)%	(2.7)%	(6.7)%

Q2 FY26 YTD	North America	International	Hain Consolidated
Net sales	$401,741	$350,262	$752,003
Less: Impact of held for sale businesses, discontinued brands and exited product categories	31,851	1,692	33,543
Less: Impact of foreign currency exchange	(69)	15,662	15,593
Organic net sales	$369,959	$332,908	$702,867

Q2 FY25 YTD
Net sales	$460,429	$345,652	$806,081
Less: Impact of divestitures, held for sale businesses, discontinued brands and exited product categories	54,699	2,051	56,750
Organic net sales	$405,730	$343,601	$749,331

Net sales (decline) growth	(12.7)%	1.3%	(6.7)%
Less: Impact of divestitures, held for sale businesses, discontinued brands and exited product categories	(3.9)%	(0.1)%	(2.4)%
Less: Impact of foreign currency exchange	(0.0)%	4.5%	1.9%
Organic net sales decline	(8.8)%	(3.1)%	(6.2)%

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Organic Net Sales Growth by Category
(unaudited and in thousands)

Q2 FY26	Snacks	Baby & Kids	Beverages	Meal Prep	Personal Care	Hain Consolidated
Net sales	$71,851	$53,590	$74,533	$172,264	$11,882	$384,120
Less: Impact of held for sale businesses, discontinued brands and exited product categories	216	(5)	-	1,391	11,882	13,484
Less: Impact of foreign currency exchange	269	965	2,924	4,878	-	9,036
Organic net sales	$71,366	$52,630	$71,609	$165,995	$-	$361,600

Q2 FY25
Net sales	$89,707	$61,561	$69,814	$177,653	$12,750	$411,485
Less: Impact of divestitures, held for sale businesses, discontinued brands and exited product categories	587	251	-	10,129	12,750	23,717
Organic net sales	$89,120	$61,310	$69,814	$167,524	$-	$387,768

Net sales (decline) growth	(19.9)%	(12.9)%	6.8%	(3.0)%	(6.8)%	(6.7)%
Less: Impact of divestitures, held for sale businesses, discontinued brands and exited product categories	(0.3)%	(0.3)%	(0.0)%	(4.8)%	n/a	(2.2)%
Less: Impact of foreign currency exchange	0.3%	1.6%	4.2%	2.7%	n/a	2.2%
Organic net sales (decline) growth	(19.9)%	(14.2)%	2.6%	(0.9)%	n/a	(6.7)%

Q2 FY26 YTD	Snacks	Baby & Kids	Beverages	Meal Prep	Personal Care	Hain Consolidated
Net sales	$151,866	$109,382	$134,107	$331,886	$24,762	$752,003
Less: Impact of held for sale businesses, discontinued brands and exited product categories	400	(4)	-	8,385	24,762	33,543
Less: Impact of foreign currency exchange	473	1,875	4,784	8,461	-	15,593
Organic net sales	$150,993	$107,511	$129,323	$315,040	$-	$702,867

Q2 FY25 YTD
Net sales	$189,182	$122,329	$126,490	$337,045	$31,035	$806,081
Less: Impact of divestitures, held for sale businesses, discontinued brands and exited product categories	3,904	782	-	21,029	31,035	56,750
Organic net sales	$185,278	$121,547	$126,490	$316,016	$-	$749,331

Net sales (decline) growth	(19.7)%	(10.6)%	6.0%	(1.5)%	(20.2)%	(6.7)%
Less: Impact of divestitures, held for sale businesses, discontinued brands and exited product categories	(1.5)%	(0.6)%	(0.0)%	(3.7)%	n/a	(2.4)%
Less: Impact of foreign currency exchange	0.3%	1.5%	3.8%	2.5%	n/a	1.9%
Organic net sales (decline) growth	(18.5)%	(11.5)%	2.2%	(0.3)%	n/a	(6.2)%

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Adjusted EBITDA
(unaudited and in thousands)

	Second Quarter		Second Quarter Year to Date
	2026	2025	2026	2025

Net loss	$(116,006)	$(103,975)	$(136,631)	$(123,638)

Depreciation and amortization	11,149	11,020	26,560	22,447
Equity in net loss of equity-method investees	133	588	306	743
Interest expense, net	14,066	11,993	27,208	24,988
Provision for income taxes	2,386	2,728	1,130	6,251
Stock-based compensation, net	1,051	3,573	3,054	6,449
Unrealized currency losses (gains)	139	(1,624)	404	(430)
Proceeds from insurance claim(a)	(25,900)	-	(25,900)	-
Certain litigation expenses, net(b)	(182)	1,020	645	1,847
Restructuring activities
Productivity and transformation costs	5,234	4,190	13,453	9,208
Plant closure related costs, net	520	858	806	1,234
Acquisitions, divestitures and other
Transaction and integration costs, net	1,009	(105)	3,182	(423)
(Gain) loss on sale of assets	(1,142)	(1,626)	(2,028)	2,308
Impairment charges
Goodwill impairment	119,908	91,267	119,908	91,267
Intangibles and long-lived asset impairment	11,917	17,986	11,917	18,017
Adjusted EBITDA	$24,282	$37,893	$44,014	$60,268

(a) Represents a receivable under the Company's representation and warranty insurance related to one of its prior acquisitions, which was collected on January 2, 2026.
(b) Expenses and items relating to securities class action, baby food litigation and SEC investigation.

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Free Cash Flow
(unaudited and in thousands)

	Second Quarter		Second Quarter Year to Date
	2026	2025	2026	2025

Net cash provided by operating activities	$36,968	$30,905	$28,488	$20,118
Purchases of property, plant and equipment	(6,988)	(6,382)	(12,215)	(12,139)
Free cash flow	$29,980	$24,523	$16,273	$7,979

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Net Debt
(unaudited and in thousands)

	December 31, 2025	June 30, 2025
Debt
Current portion of long-term debt	$704,315	$7,653
Long-term debt, less current portion	388	697,168
Total debt	704,703	704,821
Less: Cash and cash equivalents	68,017	54,355
Net debt	$636,686	$650,466